Signature Acknowledgement

I, Shamus Weiland, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), hereby authenticate, acknowledge and adopt the typed signatures on the Powers of Attorney attached hereto relating to the variable annuity Registration Statements identified below, and authorize the Powers of Attorney so signed to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with the Registration Statements identified on the documents and any and all amendments thereto, unless and until such Powers are revoked or revised.

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Venture Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Venture Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value – JHLICO)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence – JHLICO)

Signature	Title	Date

/s/ Shamus Weiland	Director	4/1/2021
Shamus Weiland

Power of Attorney

I, Shamus Weiland, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, Tracy Lannigan and Thomas J. Loftus or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value – JHLICO, Revolution Value II – JHLICO and Revolution Extra II – JHLICO)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 23, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Shamus Weiland	Director	April 23, 2021
Shamus Weiland